                           SCHEDULE 14A INFORMATION

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

          Set forth below is the text of the slides used during discussions with shareholders and financial analysts of the proposed merger transaction of PECO Energy Company and Unicom Corporation to form Exelon Corporation.

          The following communications contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results and the proposed merger involving PECO Energy Company and Unicom Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: inability to obtain, or meet conditions imposed for, governmental approvals for the merger; failure of the PECO Energy Company or Unicom Corporation stockholders to approve the merger; the risk that the PECO Energy Company and Unicom Corporation businesses will not be integrated successfully; and other economic, business, competitive and/or regulatory factors affecting PECO Energy Company's and Unicom's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/prospectus regarding the proposed merger. Neither PECO Energy Company nor Unicom Corporation is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.


                          * * * * * * * * * * * * * *

          Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information because it contains important information. The joint proxy statement/prospectus has been filed with the Securities and Exchange Commission by Exelon Corporation. The joint proxy statement/prospectus was declared effective by the Commission on May 15, 2000. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by PECO Energy Company and Unicom Corporation with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from PECO Energy Company or from Unicom Corporation.

[LOGO FOR PECO ENERGY]                                         [LOGO FOR UNICOM]



                                 A Compelling
                                  Combination



                                   May, 2000

[LOGO FOR PECO ENERGY]                                         [LOGO FOR UNICOM]


                               Important Notice

The following communications contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results and the proposed merger involving PECO Energy Company and Unicom Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: inability to obtain, or meet conditions imposed for, governmental approvals for the merger; failure of the PECO Energy Company or Unicom Corporation stockholders to approve the merger; the risk that the PECO Energy Company and Unicom Corporation businesses will not be integrated successfully; and other economic, business, competitive and/or regulatory factors affecting PECO Energy Company's and Unicom's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/prospectus regarding the proposed merger. PECO Energy Company and Unicom Corporation are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information because it contains important information. The joint proxy statement/prospectus has been filed with the Securities and Exchange Commission by PECO Energy Company and Unicom Corporation. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by PECO Energy Company and Unicom Corporation with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from PECO Energy Company or from Unicom Corporation.

[LOGO for PECO Energy]                                        [LOGO for Unicom]


                                    Agenda

 .  Vision

 .  Performance and merger overview

 .  Exelon's growth strategy and earnings preview

 .  Generation and Power Marketing

 .  Energy Delivery

 .  Enterprises

 .  Wrap-up and Q&A

[LOGO for PECO Energy]                                        [LOGO for Unicom]


                                    EXELON
                               will be the most
                                recognized and
                                admired utility
                               services company
                                 in the world.

[LOGO for PECO Energy]                                        [LOGO for Unicom]

                           A Compelling Combination

 .  National power marketing portfolio

 .  Nation's largest low-cost nuclear fleet

 .  Multi-regional distribution platform

 .  Among the largest electric utility customer bases

 .  Enterprises portfolio with proven value

 .  Financial scale and resources to execute

 .  Shareholder-driven management team

[LOGO for PECO Energy]                                        [LOGO for Unicom]

                           This Combination Delivers


 .  Enhanced competitive advantage
   across all three business segments

 .  10% average annual EPS growth

 .  Immediate earnings accretion

[LOGO for PECO Energy]                                        [LOGO for Unicom]

                             Relentless Execution
                        an update on the last 8 months

     Operations                    Merger                          Growth
     ----------                    ------                          ------

 . Achieved 95% Q1          . Restructured the             . Acquired two
  nuclear capacity           merger agreement               nuclear plants
  factor

 . Securitized an           . Repurchased $1B              . Acquired six
  additional $1B             of stock                       infrastructure
                                                            services companies

 . Upgraded                 . Reached merger               . Acquired three
  Chicago delivery           settlement in PA               mechanical
  system                                                    contractors

 . Great Q1                 . Gained approval              . Added 63,000 new
  earnings -                 from FERC and                  wireless customers
  exceeded street            completed DOJ review           and put 17,000 lines
  expectations                                              of fiber in service.
                           . Aggressive
                             integration
                             schedule on track

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                              Approval Milestones


 . FERC - approval granted without condition

 . DOJ - review process completed

 . ICC - merger notice completed; GenCo decision pending

 . PA PUC - settlement reached; decision pending

 . Shareholders - vote scheduled June 27, 28

 . NRC - decision pending; expected June

 . SEC - decision anticipated September

[LOGO for PECO Energy]                                      [LOGO for Unicom]

                          Exelon's Business Structure


                              Exelon Corporation

  Exelon                           Exelon                           Exelon
Generation                     Energy Delivery                   Enterprises

Power Team                  ComEd Energy Delivery               Infrastructure
                                                                   Services
  Nuclear                   PECO Energy Delivery
Operations                                                     Energy Services
                            PECO Gas Distribution
AmerGen                                                       Telecommunications

Fossil/Hydro                                                        Energy
Operations
                                                                   Thermal

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                           Exelon's Management Team



                      Corbin A. McNeill, Jr./John W. Rowe

    Exelon            Exelon Energy             Exelon             Exelon
  Generation            Delivery              Enterprises        Corporate

Oliver Kingsley        Pam Strobel            Paul Elbert       Michael Egan
    Nuclear          Energy Delivery          Enterprises         Finance

  Ian McLean          Carl Croskey                             Gary Snodgrass
  Power Team         ComEd Delivery                           Human Resources

                      Ken Lawrence
                     PECO Delivery

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]


                             Foundation for Growth


[Slide contains a bar graph depicting actual earnings before special items for 1998 and 1999 and IBES projected earnings for 2000 for PECO and Unicom and projected earnings growth for Exelon for 2000 (pro forma annualized), 2001, 2002 and 2003. The Exelon graph indicates a 10% growth for 2001 to 2003.


PECO
1998                          $2.66
1999                          $3.17
2000                          $3.60

Unicom
1998                          $2.27
1999                          $2.89
2000                          $3.25

Exelon
2000(pro forma annualized)    $3.70
2001                          $4.20
2002                          $4.60
2003                          $5.10]

[LOGO FOR PECO ENERGY]                                         [LOGO FOR UNICOM]

                        Sources of 10% Earnings Growth

                                                       Energy  Regulatory  $5.10
                                                      Delivery    Other
                                           Enterprises
                                    AmerGen
                          Generation
                   Power
                 Marketing
$3.70      Cost
        Synergies



   2000                                                                     2003
Pro Forma
Annualized


[Slide contains a bar graph depicting the 2000 Pro Forma Annualized earnings of Exelon at $3.70 increasing to earnings of $5.10 in 2003. The following elements contributing to this increase have been listed on the bar graph but not quantified: Cost Synergies, Power Marketing, Generation, AmerGen, Enterprises, Energy Delivery and Regulatory Other.]

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]




                               Exelon Generation

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                          Exelon Generation Strategy


 . Drive cost leadership through proven fleet management model and economies of scale

 . Grow asset portfolio through long term supply contracts, acquisitions, and development

 . Optimize portfolio through balanced generation mix and geographic presence

[PECO ENERGY LOGO]                                                 [UNICOM LOGO]


Improving Nuclear Fleet Production

 . Shorten refueling outages
 . Improve material condition
 . Implement rigorous operating standards and best-in-class practices . Every 1% increase in fleet capacity factor:

  . 1,225 additional GWh
  . $33M margin increase
  . $0.06 EPS increase


[Slide contains bar graph depicting the Capacity Factors of approximately 87% for 1999, approximately 89% for 2000, approximately 90% for 2001, approximately 91% for 2002 and approximately 92% for 2003.]

[logo of PECO ENERGY]                                           [logo of Unicom]

                         Nuclear Competitive Advantage

 .   Current nuclear all-in cost 2.9c/kWh

 .   Nuclear cost stretch target capitalizes on tangible opportunities

 .   All-in nuclear cost stretch-target remains below forecasted 2.4c/kWh CCGT marginal cost

                                  All-in Cost


[Slide contains a bar graph depicting the Current All-in Cost of 2.9 cents per kWh decreasing to an All-in Cost Target of approximately 2.0 cents per kWh. There are five elements which are depicted to contribute to the decrease to achieve the All-in Cost Target. Asset Write-down of approximately 0.4 cents per kWh, Productivity Improvements of approximately 0.2 cents per kWh, Labor, Materials and Services and Operating and Maintenance Reduction aggregating approximately 0.3 cents per kWh.]

[LOGO OF PECO ENERGY]                                  [LOGO OF UNICOM]
                             Generation Footprint

[MAP]

Nuclear         16.9 GW
Fossil/Hydro     5.4 GW
Contracts       11.9 GW
                -------
Total           34.2 GW


[Slide depicts a map of North America which identifies each of the National Electricity Reliability Council regions in which Exelon will participate. Below is the listing of the regions and the respective gigawatts:

MAIN region  21.7 GW
ERCOT region  0.9 GW
NPCC region  0.5 GW
MAAC region  11.1 GW]

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                         Pursuing a Balanced Portfolio



[The slide depicts a bar graph reflecting the components of Baseload, Intermediate and Peaking with total gigawatts for 2000 of 34.2 GW and for 2003 of 40-50 GW. In 2000, Baseload is approximately 27 GW, Intermediate is approximately 5 GW and Peaking is approximately 2 GW. In 2003, Baseload is approximately 27-30 GW, Intermediate is approximately 9-14 GW and Peaking is approximately 4-6 GW.]

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                          Extracting Additional Value
                          Asset-Based Power Marketing


 .    Geographic diversity of assets

          --reduces transmission costs

          --improves asset utilization

          --enables market expansion

 .    Diversity of generation mix enhances portfolio of higher margin, custom products

 .    Minimize supply costs through coordinated dispatch

 .    Complementary skill sets within marketing organizations

[LOGO OF PECO ENERGY]                                     [LOGO OF UNICOM]

                  Combining Excess Supply To Enhance Margins

[The slide depicts a diagram showing that there are two components to Premium Product Sales. These are decreased costs from combining resources and increased revenue from enhanced product offerings. The diagram shows that the four components of the Premium Product Sales and their excess supply sources are:

ComEd Generation  - Midwest Base Load Winter, Spring and Fall
PECO Generation - Mid-Atlantic Intermediate and Peaking Year-round AmerGen Generation - Base Load Year-round
Contracted Supply - Regionally Diverse Intermediate and Peaking]

[LOGO OF PECO ENERGY]                                     [LOGO OF UNICOM]

                       Power Marketing Margin Synergies

Achieving marketing synergies of 1% would yield $50 M/year:

 .  185,000 GWh of supply to be optimized

 .  60,000 GWh of market sales to be optimized

Transmission purchasing optimization would yield $25 M/year

                        Marketing Synergies (1% Model) =

                            $75 M per year by 2003

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                               Exelon Generation
                               Synergies Outlook


 .    $145 Million

     .    Cost Synergies $70 M

          -- standardization of organization and processes

          -- leverage scale for supply contracts

     .    Revenue Synergies (1% Model) $75 M

          -- diversified portfolio

          -- supply portfolio mix



[The slide contains a bar chart depicting the total Cost and Revenue Synergies in 2003 to be $145 million. The bar graph shows the Cost Synergies to consist of Labor of approximately $46 million, Material and Supplies of approximately $12 million and Fuel of approximately $12 million. The bar graph depicts the Revenue Synergies to consist of Margin of approximately $55 million and Transmission of approximately $20 million.]

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                            Exelon Energy Delivery

[LOGO OF PECO ENERGY]                                  [LOGO OF UNICOM]

                        Growing the Delivery Footprint

[The slide contains a graphic image depicting the Continental United States and contains the following data:]


                            Chicago                         Philadelphia

                      Customers:         3.4M
                      Sales:       83,500 GWH
                      Summer Peak:      21 GW            Customers:     1.5M
                                                         Gas Cust:      400K
                                                         Sales:   35,300 GWH
                                                         Summer Peak:    8GW



                     Exelon Energy Delivery
                     ----------------------

                     Customers:         4.9M
                     Gas Cust:          400K
                     Sales:      118,800 GWH
                     Summer Peak:      29 GW

[LOGO OF PECO ENERGY]                                  [LOGO OF UNICOM]

                        Exelon Energy Delivery Strategy

Achieve top quartile performance

     .  improve reliability

     .  enhance customer satisfaction and loyalty

Improve financial performance

     .  produce strong cash flows

     .  maintain EPS while amortizing intangible asset

Manage regulatory environment

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                             PECO Energy Delivery
                             Financial Environment




[Slide contains a graph depicting the relationship of the Transmission & Distribution (T&D) Rate Cap, PECO T&D cost and the Pennsylvania Average T&D cost
from 1998 to 2003.   The T&D Rate Cap remains constant at 2.98 cents per kWh
through the period. The PECO T&D cost declines from 2.80 cents per kWh in 1998 to approximately 2.40 cents per kWh in 2003. The Pennsylvania Average T&D cost declines from 2.40 cents per kWh in 1998 to approximately 2.30 cents per kWh in 2003.]

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                             ComEd Energy Delivery
                             Financial Enrivonment



[Slide contains two bar charts. The first bar chart is entitled "Solid Income and Substantial Cash Flows" and describes approximate net income and approximate cash flows for 2001 through 2003 as follows (in millions):


                  Net Income  Cash Flows
                  ----------  ----------
          2001          $400        $500
          2002           450         600
          2003           450         600]

[The second bar chart is entitled "While Improving the Balance Sheet" and describes the declining Intangible Asset Balance from 2000 through 2003 as follows (in millions):


             Intangible Asset Balance
             ------------------------
     2000                      $1,000
     2001                         750
     2002                         500
     2003                         250]

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                           Energy Delivery Synergies

 .  $100 million

   .  Purchasing

      - Standard items, e.g.
        transformers, poles

      - Services from
        nationwide providers,
        e.g. tree trimming

   .  Common technical
      services, IS, and back
      office

   .  Customer Service


[The slide also contains a graph depicting the cost components of the synergies to be achieved by 2003 which consist of Materials and Services of approximately $75 million, and Back Office and Customer Service representing the remaining $25 million.]

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]


                              Exelon Enterprises

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                          Exelon Enterprises Strategy

Leverage Enterprises':

   . physical assets

   . customer relationships

   . competencies: energy, energy services, infrastructure management, telecommunications to take advantage of industry trends:

   . outsourcing construction and maintenance

   . outsourcing energy risk management

   . rapid growth of voice, video and internet

[logo of PECO ENERGY]                                           [logo of Unicom]

                              Exelon Enterprises
                      Complementary Businesses and Skills

                   PECO                                             Unicom

Businesses:    Infrastructure                                  Energy Services
                  Services

                 Telecom                                         Energy Sales

               Energy Sales                                        Thermal


Skills:   Infrastructure Management                          Customer Solutions


Markets:         National                                       Multi-regional

[LOGO OF PECO ENERGY]                                           [LOGO OF UNICOM]

                          Creating Shareholder Value

Infrastructure                        Telecom                           Energy
   Services                          Portfolio                         Services

    $265 M                             $175 M                           $70 M
  Investment                         Investment                       Investment

    $335 M                              $1 B                           $ 140 M
  Valuation                          Valuation                        Valuation

[logo of PECO ENERGY]                                           [logo of Unicom]

                          Enterprises Revenue Outlook


[Slide contains a graph that depicts the approximate revenue contribution from various Enterprises businesses for the period from 1998 to 2003 as follows (in millions):

                     Infrastructure   Energy    Retail
                        Services     Services  Services  Telecom
                     --------------  --------  --------  -------

     1998            $    --         $    --       $100  $   --
     1999                100             100        600      --
     2000                800             200        700      --
     2001              1,200             600        800      --
     2002              1,300             800        900     100
     2003              1,500             900        900     300]

[logo of PECO ENERGY]                                           [logo of Unicom]

                             Enterprises Synergies

 .   $20 Million

    .   Cost Synergies

        --duplicate positions
        --corporate center overhead

    .   Revenue Synergies

        --leverage Enterprises'
          relationships and market
          knowledge
        --leverage complementary
          Enterprises' businesses



[The slide contains a bar graph which depicts the total Cost and Revenue Synergies for 2003 of $20 million. This consists of Revenue Synergies of approximately $10 million and Cost Synergies of approximately $10 million. The Cost Synergies consist of Labor of approximately $8 million and Back Office of approximately $2 million.]

[logo of PECO ENERGY]                                           [logo of Unicom]

                         Exelon's Integrated Strategy



[This slide is a Venn diagram which illustrates Exelon's integrated strategy. The three main business segments are shown as ovals: 1) Generation and Power Marketing, 2) Energy Delivery and 3) Enterprises. Where the ovals overlap there is a description of how the overlapping segments support each other.

The overlap between Energy Delivery and Enterprises says "Infrastructure Services." The overlap between Energy Delivery and Generation and Power Marketing says "Wholesale Sales." Similarly, the overlap between the Generation and Power Marketing segment and the Enterprises segment says "Work management skills; commodity supply." Where all three segments overlap, the chart says "5 Million Customers."]

                                 [Exelon Logo]

[logo of PECO ENERGY]                                           [logo of Unicom]

                              Shareholder Voting


 .   Annual Meeting of PECO Energy Shareholders June 27, 2000

 .   Annual Meeting of Unicom Corp. Shareholders June 28, 2000

Your Vote is Important. Please send in your proxy cards and support the creation of
                               [logo of Exelon]

                                 [Exelon Logo]